Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]

The Compensation Committee and the Board have not established policies and practices (whether written or otherwise) regarding the timing of option grants, stock appreciation rights and similar awards, or other awards, in relation to the release of material nonpublic information (“MNPI”) and do not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers, provided that we do not currently anticipate granting stock options to employees or executives. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.